BRIGHTHOUSE FUNDS TRUST II
SUPPLEMENT DATED MARCH 12, 2025
TO THE
SUMMARY PROSPECTUS,
PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION, EACH
DATED APRIL 29, 2024, AS SUPPLEMENTED
Brighthouse/Dimensional International Small Company Portfolio
Effective immediately, Brendan J. McAndrews will serve as a portfolio manager of Brighthouse/Dimensional International Small Company Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust II. As of December 31, 2024, Mr. McAndrews did not beneficially own any equity securities of the Portfolio. The following changes are made to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of the Portfolio.
Effective immediately, in the Portfolio Summary of the Summary Prospectus and the Prospectus, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted and replaced with the following:
Portfolio Managers.
The Portfolio is managed using a team that includes an Investment Committee, portfolio managers and trading personnel. The following individuals have coordinated the efforts of the team with respect to the day-to-day management of the Portfolio since the years indicated: Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President and Senior Portfolio Manager of Dimensional (2010), Joel Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President and Senior Portfolio Manager of Dimensional (2022), and Brendan J. McAndrews, Vice President and Senior Portfolio Manager of Dimensional (March 2025).
Effective immediately, in the section entitled “Additional Information About Management – The Subadviser” of the Prospectus, the last sentence of the fifth paragraph of the section is deleted and replaced with the following:
Since 2010, Jed S. Fogdall, since 2022, Joel Schneider, and since 2025, Brendan J. McAndrews, have coordinated the efforts of all other portfolio managers or trading personal with respect to the day-to-day management of the Portfolio.
Effective immediately, in the section entitled “Additional Information About Management – The Subadviser” of the Prospectus, the following paragraph is added after the last paragraph of the section:
Mr. McAndrews is Vice President and Senior Portfolio Manager of Dimensional. Mr. McAndrews joined Dimensional in 2015 and has been responsible for the Portfolio since March 2025.
Effective immediately, in the section entitled “Brighthouse/Dimensional International Small Company Portfolio” in Appendix C of the SAI, the last sentence of the first paragraph of the section is deleted and replaced with the following:
Jed S. Fogdall, Joel P. Schneider and Brendan J. McAndrews coordinate the efforts of all other portfolio managers and traders with respect to the day-to-day management of the Portfolio and other international equity portfolios managed by Dimensional.

Effective immediately, in the Portfolio’s “Other Accounts Managed” table in Appendix C of the SAI, the following information with respect to Mr. McAndrews is added immediately following the information included therein with respect to Mr. Schneider:
Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Brendan J. McAndrews[1]	Registered Investment Companies	None	$0	None	N/A
	Other Pooled Investment Vehicles	None	$0	None	N/A
	Other Accounts	None	$0	None	N/A
1Other accounts managed information is as of December 31, 2024.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE SUMMARY PROSPECTUS, PROSPECTUS AND THE STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE REFERENCE